EXHIBIT 25


POWER OF ATTORNEY

EXHIBIT 25


POWER OF ATTORNEY


Each person whose signature appears below hereby authorizes Terry L. Robinson or David B. Gaw and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Annual Report on Form 10- K and all amendments and/or supplements to this file this Annual Report on Form 10- K

Signature                                           Title                                    Date
---------                                           -----                                    ----


-----------------------------------
Lauren A. Ackerman                                  Director


/s/John B. Anthony, III
-----------------------------------
John B. Anthony, III                                Director                            March 28, 2005


/s/Thomas N. Gavin
-----------------------------------
Thomas N. Gavin                                     Director                            March 28, 2005


/s/David B. Gaw                                     Director and                        March 28, 2005
-----------------------------------                 Chairman of the Board
David B. Gaw


/s/Fred J. Hearn Jr.
-----------------------------------
Fred J. Hearn Jr.                                   Director                            March 28, 2005


                                                    Director
-----------------------------------
Conrad W. Hewitt


/s/Connie L. Klimisch                               Director                            March 28, 2005
-----------------------------------
Connie L. Klimisch


/s/Richard S. Long                                  Director and                        March 28, 2005
-----------------------------------                 Vice Chairman of the Board
Richard S. Long


/s/Thomas H. Lowenstein                             Director                            March 28, 2005
-----------------------------------
Thomas H. Lowenstein


/s/Thomas F. Malloy                                 Director                            March 28, 2005
-----------------------------------
Thomas F. Malloy



/s/Andrew J. Nicks M.D.                             Director                            March 28, 2005
-----------------------------------
Andrew J. Nicks M.D.



/s/Terry L. Robinson                                President, Chief                    March 28, 2005
-----------------------------------                 Executive Officer and Director
Terry L. Robinson                                   (Principal Executive Officer)


/s/Thomas H. Shelton                                Director                            March 28, 2005
-----------------------------------
Thomas H. Shelton .


/s/Stephen C. Spencer                               Director                            March 28, 2005
-----------------------------------
Stephen C. Spencer


/s/Denise Suihkonen                                 Director                            March 28, 2005
-----------------------------------
Denise Suihkonen


/s/James E. Tidgewell                               Director                            March 28, 2005
-----------------------------------
James E. Tidgewell


/s/Lee-Ann Cimino                                   Sr. Vice President                  March 28, 2005
-----------------------------------                 Chief Financial Officer
Lee-Ann Cimino                                      (Principal Financial Officer)

